UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 11, 2026

VASO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18105	11-2871434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 Commercial St., Suite 200, Plainview, New York 11803
(Address of Principal Executive Offices and Zip Code)

(516) 997-4600
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Exchange Act (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On February 11, 2026, the Board of Directors of Vaso Corporation (“Vaso”) adopted amendments to Vaso’s Bylaws, as further described below. These amendments were effective February 11, 2026. Apart from non-substantive language and conforming changes and other technical and cross-reference edits, the Bylaws were amended in the manner summarized below:

Article I: provided for greater flexibility for Vaso with respect to the timing of the annual meeting of stockholders by allowing the Board to more broadly pick the date and clarified the business that may be transacted at a special meeting of stockholders; added provisions providing more detail on ability of Vaso to call, and the requirements for, virtual meetings of stockholders; revised the existing provision regarding who chairs stockholder meetings and how they are to be conducted to provide greater detail and include the ability of the board of Vaso to adopt rules for stockholder meetings; conformed the quorum required for stockholder meetings to match the percentage stated in Vaso’s Articles of Incorporation; removed the right of stockholders to take action without a meeting.

Article II: Conformed the language regarding the number of directors to match the provision in Vaso’s Articles of Incorporation.

Article III: added additional detail to the process of establishing committees of the board.

Article IV: updated the list and description of officers of Vaso to add the position of Chief Operating Officer and conform the duties of officers to that addition and current practices, including having separate duties for the position of President and Chief Executive Officer.

Article V: provided additional detail and specificity as to activities undertaken by officers on behalf of Vaso that will be indemnified by Vaso; clarified the standard, consistent with Delaware law, for indemnification; provided for mandatory advancement of expenses with respect to indemnified matters; provided for discretionary indemnification of non-officers.

Article VII: expressly provided for uncertificated shares and added details on certificated versus uncertificated shares.

The foregoing summary is qualified in its entirety by reference to the complete text of Vaso’s amended and restated Bylaws, which are attached as Exhibit 3.1 to this Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Vaso Corporation, as amended and restated
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2026

VASO CORPORATION

By:	/s/ Jun Ma
Name:	Jun Ma
Title:	Chief Executive Officer and President

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